                                 EXHIBIT 10.31
                    AMENDMENT AGREEMENT BETWEEN THE BRIGHAM
                           AND WOMEN'S HOSPITAL, INC.
                                      AND
                           NPS PHARMACEUTICALS, INC.

                       1997 RESEARCH AGREEMENT AMENDMENT

                                    BETWEEN

                     THE BRIGHAM AND WOMEN'S HOSPITAL, INC.

                                      AND

                           NPS PHARMACEUTICALS, INC.

    Effective March 1, 1997, The Brigham and Women's Hospital, Inc., a Massachusetts not-for-profit corporation having its principal offices at 75 Francis Street, Boston, Massachusetts 02115 (the "Hospital"), and NPS Pharmaceuticals, Inc., a Delaware corporation having its principal offices at 420 Chipeta Way, Salt Lake City, Utah 84108 (the "Company") agree as follows:

    XVI. BACKGROUND: The Hospital and the Company entered into a certain Research Agreement effective February 19, 1993 as amended by the Research Agreement Amendment effective December 10, 1993, and further amended by the 1996 Research Agreement Amendment effective February 7, 1996 (collectively the "Research Agreement").

    The Hospital and the Company now wish to amend said Research Agreement pursuant to the terms of this 1997 Research Agreement Amendment (the "1997 Research Agreement Amendment"). Said 1997 Research Agreement Amendment to become effective the date first above written.

    Except as specifically amended hereby, the Research Agreement remains in full force and effect pursuant to the terms thereof.

    XVII. PAYMENTS: The level of funding during the second year of the Extended Performance Period shall be amended to provide for a level of funding of forty-one thousand two hundred fifty dollars ($41,250.00) per quarterly payment beginning March 1, 1997, such that each of the final four (4) scheduled quarterly payments beginning March 1, 1997 shall be forty-one thousand two hundred fifty dollars ($41,250.00).

                                                                                            APPLICABLE PORTION OF
                                                                                                 THE EXTENDED
PAYMENT DATE                                                               PAYMENT AMOUNT     PERFORMANCE PERIOD
------------------------------------------------------------------------  ----------------  ----------------------
March 1, 1997...........................................................   $    41,250.00    03/01/97 to 05/31/97
June 1, 1997............................................................   $    41,250.00    06/01/97 to 08/31/97
September 1, 1997.......................................................   $    41,250.00    09/01/97 to 11/30/97
December 1, 1997........................................................   $    41,250.00    12/01/97 to 02/28/98

    TOTAL:..............................................................   $   165,000.00    03/01/97 to 02/28/98
                                                                          ----------------
                                                                          ----------------

    XVIII. NOTICES: All notices of every kind and description whatsoever required or permitted under this Research Agreement shall be in writing and shall be deemed to have been received when personally delivered or when mailed through the U.S. Postal Service, postage prepaid, return receipt requested, or

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when shipped by private express carrier, shipment charges prepaid, to the party to whom delivery shall be made at the respective addresses as set out below.

         HOSPITAL:  [SAME AS IN THE ORIGINAL RESEARCH AGREEMENT]

    NPS (COMPANY):  NPS Pharmaceuticals, Inc.
                    Attn: Kimberly V. Rogers
                    420 Chipeta Way
                    Salt Lake City, Utah 84108

   with a copy to:  NPS Pharmaceuticals, Inc.
                    Attn: Senior Corporate Counsel
                    420 Chipeta Way
                    Salt Lake City, Utah 84108

    XIX. RESEARCH PLAN: The parties acknowledge that the Research Plan for Project Plan Year 5 for the period March 1, 1997 through February 29, 1998 shall be as attached to the fax message from Dr. Brown to Kimberly V. Rogers, Ph.D. of NPS dated February 20, 1997. The parties further acknowledge that Dr. Steve Hebert has separated or is to separate from the Hospital and effective March 1, 1997, he is no longer conducting research under the Brown/Hebert Funded Research Program.

    XX. RESEARCH AGREEMENT: Except as amended hereby, the Research Agreement remains in full force and effect pursuant to the terms thereof.

    EXECUTED by the respective duly authorized officers or agents of the Hospital and the Company to be effective as of the date and year first above written.

     NPS PHARMACEUTICALS, INC.         THE BRIGHAM AND WOMEN'S HOSPITAL
                                                     INC.

     BY:          /S/ JAMES U.            By:           /s/ BRIAN N.
              JENSEN                                 HICKS
-----------------------------------   -----------------------------------
          James U. Jensen                       Brian N. Hicks
      Its:              VICE          Its:     ACTING DIRECTOR, VENTURES
             PRESIDENT                            DEPARTMENT

                      Acknowledged:       /s/ EDWARD M. BROWN
                                      ----------------------------
                                            Edward M. Brown

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